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                                                                   EXHIBIT 10.38

                               FIRST AMENDMENT TO
                                  GREEN BURRITO
                           MASTER FRANCHISE AGREEMENT



        THIS FIRST AMENDMENT TO MASTER FRANCHISE AGREEMENT ("First Amendment") is made and entered into as of this 29th day of December, 2000, by and among CKE Restaurants, Inc. ("CKR"), Carl Karcher Enterprises, Inc. ("CKE") and Hardee's Food Systems, Inc. ("HFS") (CKR, CKE and HFS shall be collectively referred to as the "CKR Companies"), and Green Burrito Grill Franchise Corporation (formerly known as GB Franchise Corporation) and Santa Barbara Restaurant Group, Inc. (collectively "GBGF").

                                    RECITALS

        WHEREAS, the CKR Companies and GBGF entered into a Green Burrito Master Franchise Agreement effective as of July 4, 2000 (the "Agreement"); and

        WHEREAS, the CKR Companies and GBGF now desire to amend the Agreement.

        NOW, THEREFORE, IT IS AGREED:

        1. Section 3. DEVELOPMENT TERM. The first sentence is deleted in its entirety and the following new sentence shall be inserted in lieu thereof:

               "The initial term of the rights granted to the CKR Companies pursuant to this Agreement to develop and subfranchise the development of Dual Concept Restaurants shall begin as of the Effective Date and terminate on December 31, 2006 (the "Development Term")."

        2. Appendix A, DEVELOPMENT SCHEDULE. The Development Schedule is deleted in its entirety and the following new Development Schedule shall be inserted in lieu thereof:

                                  NUMBER OF               CUMULATIVE NUMBER
                                 DUAL CONCEPT              OF DUAL CONCEPT
                               RESTAURANTS TO BE          RESTAURANTS TO BE
                                 DEVELOPED BY              IN OPERATION BY
        CALENDAR YEAR              YEAR END                    YEAR END
       --------------          -----------------          -----------------
            2002                      25                         233
            2003                      25                         258
            2004                      20                         278
            2005                      20                         298
            2006                      10                         308

        3. Except for the amendments described above, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have entered into this First
Amendment as of the date written above.

ATTEST:                                  CKE RESTAURANTS, INC.

By: _____________________________        By: ________________________________

Title: __________________________        Title: _____________________________

ATTEST:                                  CARL KARCHER ENTERPRISES, INC.

By: _____________________________        By: ________________________________

Title: __________________________        Title: _____________________________

ATTEST:                                  HARDEE'S FOOD SYSTEMS, INC.

By: _____________________________        By: ________________________________

Title: __________________________        Title: _____________________________

ATTEST:                                  SANTA BARBARA RESTAURANT
                                         GROUP, INC.

By: _____________________________        By: ________________________________

Title: __________________________        Title: _____________________________

ATTEST:                                  GREEN BURRITO GRILL FRANCHISE
                                         CORPORATION

By: _____________________________        By: ________________________________

Title: __________________________        Title: _____________________________


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